EXECUTIVE BENEFIT VARIABLE UNIVERSAL LIFE

           SUPPLEMENT DATED NOVEMBER 20, 1995 TO THE PROSPECTUS
                           Dated September 1, 1995
                                    of

               CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
                             (the "Company")

                     LifeSpan Capital Appreciation Portfolio
                       LifeSpan Balanced Portfolio
                   LifeSpan Diversified Income Portfolio
                       (the "LifeSpan Portfolios")

     At a meeting of the Company's Board on Directors on November 17, 1995, the Board approved several changes to the management of the Company and the LifeSpan Portfolios as a result of the merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to the LifeSpan Portfolios.
The Merger is expected to be consummated during the first three months of 1996.

     The Board has approved the following changes subject to consummation of the Merger and to the approval of the LifeSpan Portfolios' shareholders:

*     The selection of Oppenheimer Management Corporation ("Oppenheimer"),
      Two World Trade Center, New York, NY, as the investment adviser to the LifeSpan Portfolios. Oppenheimer is a registered investment adviser, which together with its affiliates, has over $38 billion in assets under management. Oppenheimer is an indirect subsidiary of Massachusetts Mutual. (Effective immediately after the consummation of the Merger and approval by shareholders.)

      The rate of the investment management fee applicable to each LifeSpan Portfolio will not change as a result of Oppenheimer's assumption of the management of the Portfolios. Oppenheimer will be responsible to pay subadvisory fees directly to the LifeSpan Portfolios' respective subadvisers.

* The selection of Babson-Stewart Ivory International ("Babson-Stewart"), a registered investment adviser and affiliate of Massachusetts Mutual, as the subadviser to the International Component of each of LifeSpan Capital Appreciation Portfolio and Balanced Portfolio. Scudder, Stevens & Clark, Inc. ("Scudder"), the current subadviser to the International Component of such Portfolios, will not provide subadvisory services after the Merger. The rate of the subadvisory fee to be paid by Oppenheimer to Babson-Stewart is less than that paid by G.R. Phelps to Scudder. However, unlike the current Scudder fee arrangement, Babson-Stewart's subadvisory fee will not be calculated on the aggregate assets of the Portfolios and other portfolios managed by Babson-Stewart. (Effective immediately after the consummation of the Merger and approval by shareholders.)

* The nomination of eight (8) new directors to serve as the Company's Board of Directors. (Effective 90 days after the consummation of the Merger and approval by shareholders.)

     Until the transition to full service by Oppenheimer and its affiliates to the LifeSpan Portfolios is completed during the 90 day period after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor).

November 20, 1995